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                                                                   EXHIBIT 10.16

                         DREYER'S GRAND ICE CREAM, INC.


                            STOCK OPTION PLAN (1993)
                                  (AS AMENDED)*


1.      Purpose

        The purpose of the Plan is to provide a vehicle under which a variety of stock option awards may be granted to employees and directors of the Company and its Subsidiaries to further the profits and prosperity of the Company and its Subsidiaries.

2.      Definitions

        A.     "Award" means any form of stock option granted under the Plan.

        B. "Award Notice" means any written notice from the Company to a Participant or agreement between the Company and a Participant that establishes the terms applicable to an Award.

        C.     "Board of Directors" means the Board of Directors of the Company.

        D.     "Code" means the Internal Revenue Code of 1986, as amended.

        E. "Committee" means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under
               Section 3 hereof. The Committee, and any separate committee to which it delegates any of its authority and duties under the Plan, shall each have membership composition which enable the Plan to qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.

        F.     "Common Stock" means common stock of the Company.

        G. "Company" means Dreyer's Grand Ice Cream, Inc., a Delaware corporation.

        H.     "Director" means a member of the Board of Directors.

        I. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        J. "Fair Market Value" means, as of a specified date, the mean of the high and the low sales price of one share of Common Stock on the over-the-counter market or the closing price on the principal stock exchange where the Company's stock prices are officially quoted, or if not traded on that date, then on the date last

___________________________

* As amended through May 9, 2001, the effective date of the most recent amendment to the Plan. Also reflects adjustments for October 30, 1997 2-for-1 Stock Split.
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               traded. If for any reason the Company's stock ceases to be traded on the over-the-counter market or listed on a stock exchange, the Committee shall establish the method for determining the Fair Market Value of the Common Stock.

        K. "Key Employee" means any employee of the Company or a Subsidiary responsible for the management of the business of the Company (or a Subsidiary) who is in a position to make substantial contributions to the sound performance of the Company (or a Subsidiary). The term "Key Employee" shall include officers as well as other employees devoting full time to the Company (or a Subsidiary) and shall include Directors who are also active officers or employees of the Company (or a Subsidiary).

        L. "Non-Employee Director" means a Director who is not an employee of the Company or a Subsidiary.

        M. "Participant" means any individual to whom an Award is granted under the Plan.

        N. "Plan" means this Plan, which shall be known as the Dreyer's Grand Ice Cream, Inc. Stock Option Plan (1993).

        O. "Rule 16b-3" means Rule 16b-3 issued under the Exchange Act or any successor rule.

        P. "Subsidiary" means a corporation or other business entity (i) of which the Company directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3.      Administration.

        A. The Plan shall be administered by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have the authority to:

               (i) interpret and determine all questions of policy and expediency pertaining to the Plan;

               (ii) adopt such rules, regulations, agreements and instruments as it deems necessary for the Plan's proper administration;

               (iii)  select Key Employees to receive Awards;

               (iv)   determine the form and terms of Awards;

               (v)    determine the number of shares subject to Awards;




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               (vi)   determine whether Awards will be granted singly, in
                      combination, in tandem, in replacement of, or as alternatives to other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit;

               (vii)  grant waivers of Plan or Award conditions;

               (viii) accelerate the vesting of Awards;

               (ix) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Notice; and

               (x) take any and all other actions it deems necessary or advisable for the proper administration of the Plan.

        B. The interpretation and construction of any provision of the Plan by the Committee shall be final, conclusive and binding on all parties, including the Company, its Subsidiaries and stockholders, and the Participants, their estates, executors, administrators, heirs and assigns. No member of the Committee shall be liable for any action or determination made by him in good faith.

        C. The Committee may adopt such Plan amendments, procedures, regulations, subplans and the like as it deems are necessary to enable Key Employees and Directors who are foreign nationals or employed outside the United States to receive Awards.

        D. The Committee may delegate its authority to grant and administer Awards to a separate committee; however, only the Committee may grant and administer Awards with respect to persons who are subject to Section 16 of the Exchange Act.

4.      Eligibility

        A.     Any Key Employee is eligible to become a Participant in the Plan.

        B.     Non-Employee Directors shall receive Awards in accordance with
               Section 7.

5.      Stock Subject to the Plan.

        A. The aggregate number of shares of Common Stock which may be delivered on exercise of options under this Plan shall not exceed six million four hundred thousand (6,400,000) shares, subject to adjustment as provided hereinafter; provided, however, that the aggregate amount of shares of Common Stock which may be delivered upon exercise of options under this Plan shall increase, effective on the date of each annual meeting of stockholders, beginning 2001 and ending with the annual meeting in 2005, by 848,425 shares. If, at any time during the




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               term of this Plan, an option granted under this Plan shall have expired or terminated for any reason without having been exercised in full, the unpurchased shares shall become available for option to other employees.

        B. In the event that (i) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations or reclassifications of shares or otherwise, (ii) any share dividends are distributed to the holders of Common Stock or (iii) the Common Stock is converted into or exchanged for other shares as a result of any merger, consolidation or recapitalization then, in any such case, the number of shares for which options may thereafter be granted under this Plan, both in the aggregate and as to any individual, and the number of shares then subject to options theretofore granted under this Plan and the price per share payable upon exercise of such options shall be appropriately adjusted by the Committee so as to reflect such change.

        C. The shares of Common Stock available under the Plan may be authorized and unissued shares or treasury shares.

6.      Term

        This Plan shall be effective and operative, subject to approval of the stockholders of the Company within twelve months after its adoption by the Board of Directors, from the date that the Plan is approved by the Board of Directors and shall remain in effect until terminated by the Board of Directors.

7.      Awards to Non-Employee Directors

        Non-Employee Directors shall receive awards in accordance with the following terms:

        A. On the day of adoption of this Plan by the Company's stockholders (the "Approval Date"), each Non-Employee Director shall receive a non-qualified option for 10,000 shares of Common Stock.

        B. After the Approval Date, any person who is appointed or elected a Non-Employee Director shall receive a non-qualified stock option for 10,000 shares of Common Stock on the date such person is so appointed or elected.

        C. On each anniversary of the Approval Date each Non-Employee Director shall receive a non-qualified stock option for 3,000 shares of Common Stock.

        D. Options to Non-Employee Directors shall be subject to the following terms: (i) the exercise price shall be equal to 100% of the Fair Market Value of the Common Stock on the date of the grant, payable in accordance with all the




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               alternatives stated in Section 8.B(ii); (ii) the term of the options shall be 10 years; (iii) the options shall be exercisable beginning 6 months after the date of the grant; and (iv) the options shall be subject to Section 10.

8.      Stock Options

        A. Awards shall be granted in the form of stock options. Stock options may be incentive stock options within the meaning of
               Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

        B. Subject to Section 8.C relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

               (i) The exercise price shall be the price set by the Committee but may not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

               (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or all or part of the purchase price may be paid by delivery of the optionee's delivery of Common Stock, already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment.

               (iii)  An option shall be treated as exercised on the later of
                      (i) the date that proper notice of exercise accompanied by the aggregate exercise price is received by the Company, or (ii) such exercise date as may be specified in such proper notice when accompanied by such aggregate exercise price.

               (iv) The term of an option may not be greater than 10 years from the date of the grant.

               (v) Neither a person to whom an option is granted nor his legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he has exercised his option.

        C. The following special terms shall apply to grants of incentive stock options:

               (i)    No incentive stock option shall be granted after the tenth
                      (10th) anniversary of the date the Plan is adopted by the Board of Directors.

               (ii) Subject to Section 8.C. (iii), the exercise price under each incentive stock option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.




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               (iii)  No incentive stock option shall be granted to any employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least 110% of the Fair Market Value of the Common Stock on the date of the grant and such option is not exercisable after the expiration of 5 years from the date of the grant.

               (iv) No incentive stock option shall be granted to a person in his capacity as a Key Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

               (v) Incentive stock options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute.

9.      Reload Options

        A. Concurrently with the award of options to any Participant, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of the Common Stock. The number of Reload Options shall equal:

               (i) the number of shares of Common Stock used to exercise the underlying options; and

               (ii) the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying option, including shares withheld from those that would otherwise be issuable to the optionee pursuant to exercise of the subject option. The grant of a Reload Option will become effective upon the exercise of the underlying options or Reload Options through the use of shares of Common Stock held by the optionee for at least six (6) months.

        B. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" within the meaning of
               Section 422 of the Code.

        C. Each Award Notice shall state whether the Committee has authorized Reload Options with respect to the underlying options. Upon the exercise of an underlying option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Notice.

        D. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.




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        E.     Each Reload Option is fully exercisable six (6) months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying option.

        F. No additional Reload Options shall be granted when options or Reload Options are exercised pursuant to the terms of this Plan following cessation of the optionee's employment with the Company for any reason.

10.     Exercise of Stock Option Upon Termination of Employment or Services

        A. Options granted under Section 7 shall be exercisable upon the Participant's termination of service within the following periods only. Subject to Section 17, stock options to other Participants may permit the exercise of options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

               (i) if on account of death, within 24 months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

               (ii) if on account of disability (as defined in Section 22(e)(3) of the Code or any successor statute), non-qualified stock options may be exercised within 24 months of such termination and incentive stock options within 12 months.

               (iii) if on account of retirement (as defined from time to time by Company policy), non-qualified stock options may be exercised within 24 months of such termination and incentive stock options with 3 months.

               (iv) if for any reason other than death, disability or retirement (as defined from time to time by Company policy), options may be exercised within 3 months of such termination.

        B. An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant's employment or service terminated. However, terms relating to the exercisability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

        C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

11.     Acceleration of Vesting of Options.

        A. In the event of a Change in Control (as defined below), death of an optionee or retirement of an optionee (as defined from time to time by Company policy), all




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               options which have not yet vested shall vest, mature and become exercisable in whole or in part immediately prior to the event constituting the Change of Control, or immediately upon the death or retirement of such optionee.

        B. A Change of Control for these purposes shall be defined as, (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or
               (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above. Notwithstanding anything to the contrary in this Section 11.B, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (calculation of such forty percent (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan.

12.     Nonassignability

        The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the person to whom a stock option is granted, he or she alone may exercise it.

13.     Payment of Withholding Taxes

        A. As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Company the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award.

        B. An optionee may satisfy such withholding requirements in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the Participant or by otherwise tendering other shares of Common Stock owned by the Participant. The withheld shares and other tendered shares will be valued at the Fair Market Value as of the date that the tax withholding obligation arises.




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14.     Amendments

        The Board of Directors may amend the Plan at any time and from time to time, provided however that the Board shall not amend the terms of the Plan more frequently than permitted under Rule 16b-3 in regard to provisions that affect persons receiving Awards under Section 7. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

15.     Regulatory Approvals and Listings

        Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Company determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed and (C) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

16.     No Right to Continued Employment or Grants

        Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Key Employee or other individual the right to be selected as a Participant or to be granted an Award.

17.     Special Provision Pertaining to Persons Subject to Section 16

        Notwithstanding any other term of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability:

        A. No stock option granted pursuant to the Plan may be exercisable for at least 6 months after the date of grant.

18.     Limitations on Awards Under the Plan

        No one Participant shall receive in the aggregate Awards granting him more than fifty percent (50%) of the aggregate number of shares which may be delivered on exercise of options under the Plan.




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